SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  April 9, 1999

                     DAIN RAUSCHER CORPORATION
      (Exact name of registrant as specified in its charter)


           Delaware                  1-8186           41-1228350
(State or other jurisdiction of   (Commission       (IRS Employer
incorporation of organization)    File Number)   Identification No.)

Dain Rauscher Plaza, 60 South Sixth Street
      Minneapolis, Minnesota                      	55402-4422
(Address of principal executive offices)          	(Zip Code)

Registrant's telephone number, including area code:  (612) 371-2711

                         Not Applicable
 (Former name or former address, if changed since last report.)


Item 5.  OTHER EVENTS

  Reference is made to Exhibit 99.1 filed herewith.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

  Exhibit 99.1 	Press release announcing registrant's settlement of litigation.


Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  April 9, 1999    DAIN RAUSCHER CORPORATION

                        By:  David J. Parrin
                             ------------------------------------
                             David J. Parrin
                             Senior Vice President and Controller


DAIN RAUSCHER CORPORATION
INDEX OF EXHIBITS

Exhibit No.
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    99.1     	Press release announcing registrant's settlement of litigation.